                                                                    EXHIBIT 99.2


       ONYX04A.CDI #CMOVER_3.0D ASSET_BACKED_AUTOLOAN MAX_CF_VECTSIZE 264

           Created by Intex Deal Maker v3.6.101, subroutines 3.0f_p2
                               02/05/2004 1:25 PM

        Modeled in the Intex CMO Modeling Language, (WNYC14904692) which is copyright (c) 2004 by Intex Solutions, Inc. Intex shall not be held liable for the accuracy of this data nor for the accuracy of information which is derived from this data.

        This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise).

        This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors.

        CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof.

        Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

COLLAT_GROUPS 1 2 3


  DEFINE CONSTANT #OrigCollBal = 450000000.00
  DEFINE CONSTANT #OrigCollBal1 = 273779913.46
  DEFINE CONSTANT #OrigCollBal2 = 31220086.54
  DEFINE CONSTANT #OrigCollBal3 = 145000000.00


  DEFINE CONSTANT #OrigBondBal = 450000000.00
  DEFINE CONSTANT #OrigBondBal1 = 273779913.46
  DEFINE CONSTANT #OrigBondBal2 = 31220086.54
  DEFINE CONSTANT #OrigBondBal3 = 145000000.00



     FULL_DEALNAME:    ONYX04A

     DEAL SIZE:        $ 450000000.00
     PRICING SPEED:    1.6% ABS
     ISSUE DATE:       20040201
     SETTLEMENT DATE:  20040217

  Record date delay: 14

DEFINE TR_INDEXDEPS_ALL

DEFINE SCHEDULE "CLoss_Trig_04A"

     DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040201 _
       DEAL_FIRSTPAY_DATE         20040315


DEFINE DYNAMIC STICKY #NetRate  = (COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200
DEFINE DYNAMIC STICKY #NetRate1 = (COLL_I_MISC("COUPON", 1))/COLL_PREV_BAL(1) * 1200
DEFINE DYNAMIC STICKY #NetRate2 = (COLL_I_MISC("COUPON", 2))/COLL_PREV_BAL(2) * 1200
DEFINE DYNAMIC STICKY #NetRate3 = (COLL_I_MISC("COUPON", 3))/COLL_PREV_BAL(3) * 1200

DEFINE DYNAMIC STICKY #NetRateActual360 = #Netrate * 30 / DAYS_DIFF(CURDATE, MONTHS_ADD(CURDATE,-1))

  DEFINE #FGBal     = 0
  DEFINE #FGWrapBal = 450000000

  OPTIONAL REDEMPTION:    "CLEANUP" _
                          COLL_FRAC 10% _
                          PRICE_P (COLL_BAL);

TOLERANCE WRITEDOWN_0LOSS 9999999999999.00
TOLERANCE INTEREST        9999999999999.00

  DEFINE INDEX "_RINVRATE"

DEFINE TRANCHE "EXP", "A1", "A2", "A3", "A4", "B"

  DEFINE #SpecAcctBal = 0

Tranche "EXP" SEN_FEE_NO
  Block (#FGWrapBal); at 0.18 NOTIONAL WITH FORMULA BEGIN
(IF COLL_PREV_BAL > 0 THEN #FGWrapBal ELSE 0);
                                                      END (IF COLL_BAL > 0 THEN
#FGWrapBal ELSE 0);

          DAYCOUNT 30360 FREQ M
          Delay 0  Dated 20040217  Next 20040315

Tranche "A1" SEN_FIX
   Block  91000000.00 at 1.10875 FREQ M
          DAYCOUNT ACTUAL360 BUSINESS DAY NONE
          Delay 0 Dated 20040217 Next 20040315


Tranche "A2" SEN_FIX
   Block 115000000.00 at 1.53  FREQ M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 0  Dated 20040217  Next 20040315

Tranche "A3" SEN_FIX
   Block 128000000.00 at 2.24  FREQ M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 0  Dated 20040217  Next 20040315

Tranche "A4" SEN_FIX
   Block 116000000.00 at 3  FREQ M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 0  Dated 20040217  Next 20040315

Tranche "B" SEN_PO_NO
   Block 0.00 at 0  FREQ M _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         Delay 0  Dated 20040217  Next 20040315

Tranche "R" JUN_RES_NO
   Block 450000000.00 at 0 NOTIONAL WITH GROUP 0 SURPLUS _ DAYCOUNT 30360
        BUSINESS_DAY NONE _ FREQ M Delay 0 Dated 20040215 Next 20040315

Tranche "BONDS" PSEUDO Block USE PCT 100.0 100.0 of A1#1
   Block USE PCT 100.0 100.0 of A2#1
   Block USE PCT 100.0 100.0 of A3#1
   Block USE PCT 100.0 100.0 of A4#1
   Block USE PCT 100.0 100.0 of B#1

Tranche "BONDS-WRAP" PSEUDO
   Block USE PCT 100.0 100.0 of A1#1
   Block USE PCT 100.0 100.0 of A2#1
   Block USE PCT 100.0 100.0 of A3#1
   Block USE PCT 100.0 100.0 of A4#1
   Block USE PCT 100.0 100.0 of EXP#1

DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 14 Dated 20040201 Next 20040315 Settle 20040217

DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 14 Dated 20040201 Next 20040315 Settle 20040217

DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 14 Dated 20040201 Next 20040315 Settle 20040217

DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 14 Dated 20040201 Next 20040315 Settle 20040217

Set Deal Parameters

  define #RsvInitPct              = 1.25%
  define #RsvFlrPct               = 1.50%
  define #RsvCapPct               = 4.00%
  define #RsvTargPct              = 5.00%

  define #OrigPoolBal             = 450000000.00
  define #OrigNoteBal             = 450000000.00

  RESERVE_FUND "SPREAD_ACCT"  ON BLOCK "A1"&"A2"&"A3"&"A4"&"B" _
               COVERS DELINQ LOSSES _
               COVERS INTEREST SHORTFALLS _
               EXCESS_TO "R" _
               STARTING_BALANCE (#RsvInitPct * #OrigNoteBal); _
               FUNDING_FROM RULES _
               BY "DM"

  FINANCIAL_GUARANTY "FG"  ON TRANCHE "A1"&"A2"&"A3"&"A4"&"B" _
               FUNDING_FROM RULES _
               COVERS DELINQ LOSSES _
               COVERS INTEREST SHORTFALLS _
               TOTAL_PAYOUT_CAP 0.001 _
               BY "DM"

  CLASS "EXP"       NO_BUILD_TRANCHE _
                    = "EXP"
  CLASS "A1"        NO_BUILD_TRANCHE _
                    = "A1"
  CLASS "A2"        NO_BUILD_TRANCHE _
                    = "A2"
  CLASS "A3"        NO_BUILD_TRANCHE _
                    = "A3"
  CLASS "A4"        NO_BUILD_TRANCHE _
                    = "A4"
  CLASS "B"         NO_BUILD_TRANCHE _
                    = "B"
  CLASS "RESID"     NO_BUILD_TRANCHE _
                    = "R#1"
  CLASS "AAA" WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "A1" "A2" "A3" "A4" "B"

  CLASS "ROOT" _
                 WRITEDOWN_BAL RULES _
                 DISTRIB_CLASS RULES _
                   = "EXP" "AAA"  "RESID"

  DEFINE PSEUDO_TRANCHE CLASS "AAA"       Delay 0  Dated 20040217  Next 20040315
DAYCOUNT 30360 BUSINESS_DAY NONE

  CROSSOVER When 0


 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                            PARTIAL_PREPAY Compensate Pro_rata _
                            LOSS           Compensate Pro_rata

 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                            PARTIAL_PREPAY Compensate Pro_rata _
                            LOSS           Compensate Pro_rata

 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                            PARTIAL_PREPAY Compensate Pro_rata _
                            LOSS           Compensate Pro_rata

  tranche "#RsvPctCurr"              SYMVAR
  tranche "#RsvPctOrig"              SYMVAR
  tranche "#OCAmt"                   SYMVAR
  tranche "#RsvTargAmt1"             SYMVAR
  tranche "#RsvTargAmt2"             SYMVAR

 CMO Block Payment Rules

Principal Distribution Amounts

------------------------------------
  calculate : #RegularPDA = MAX(0.00, COLL_PREV_BAL - COLL_BAL, DBAL - COLL_BAL) calculate : #AccPDADate = COLL_BAL LE (15.00% * #OrigPoolBal)
------------------------------------

------------------------------------
  calculate :  "AAA" _
 NO_CHECK  CUSTOM  AMOUNT = 0
------------------------------------

Pay Interest to Noteholders

------------------------------------
        pay :  CLASS INTEREST SEQUENTIAL ("AAA")
        pay :  CLASS INTSHORT SEQUENTIAL ("AAA")
------------------------------------
       from :  CLASS ("AAA")
        pay :  CLASS INTEREST PRO_RATA  ("A1"; "A2"; "A3"; "A4"; "B")
------------------------------------
       from :  CLASS ("AAA")
        pay :  CLASS INTSHORT PRO_RATA  ("A1"; "A2"; "A3"; "A4"; "B")
------------------------------------

Pay Principal Distribution Amount from the Amounts on Deposit in the Payment Account
------------------------------------
       from :  SUBACCOUNT (#RegularPDA, CLASS "ROOT")
        pay :  CLASS BALANCE SEQUENTIAL ("AAA")
------------------------------------
       from :  CLASS ("AAA")
        pay :  CLASS BALANCE SEQUENTIAL ("A1", "A2", "A3", "A4", "B")
------------------------------------
       from :  CLASS ("A1")
        pay :  SEQUENTIAL ("A1#1")
------------------------------------
       from :  CLASS ("A2")
        pay :  SEQUENTIAL ("A2#1")
------------------------------------
       from :  CLASS ("A3")
        pay :  SEQUENTIAL ("A3#1")
------------------------------------
       from :  CLASS ("A4")
        pay :  SEQUENTIAL ("A4#1")
------------------------------------
       from :  CLASS ("B")
        pay :  SEQUENTIAL ("B#1")
------------------------------------

Draws from the Reserve Account to Maintain Parity Between Bond and Collateral Balances
------------------------------------
  calculate :  #MidBondBal1 = BBAL("A1#1","A2#1","A3#1","A4#1","B#1")
  calculate :  #RsvDraw     = MAX(0.00,  #MidBondBal1 - COLL_BAL)
------------------------------------
       from :  SUBACCOUNT(#RsvDraw, CREDIT_ENHANCEMENT "SPREAD_ACCT")
        pay :  CLASS BALANCE SEQUENTIAL ("AAA")
------------------------------------
       from :  CLASS ("AAA")
        pay :  CLASS BALANCE SEQUENTIAL ("A1", "A2", "A3", "A4", "B")
------------------------------------
       from :  CLASS ("A1")
        pay :  SEQUENTIAL ("A1#1")
------------------------------------
       from :  CLASS ("A2")
        pay :  SEQUENTIAL ("A2#1")
------------------------------------
       from :  CLASS ("A3")
        pay :  SEQUENTIAL ("A3#1")
------------------------------------
       from :  CLASS ("A4")
        pay :  SEQUENTIAL ("A4#1")
------------------------------------
       from :  CLASS ("B")
        pay :  SEQUENTIAL ("B#1")
------------------------------------

Draws from the FG to Maintain Parity Between Bond and Collateral Balances
------------------------------------
  calculate :  #MidBondBal2 = BBAL("A1#1","A2#1","A3#1","A4#1","B#1")
  calculate :  #FGDraw      = MAX(0.00,  #MidBondBal2 - COLL_BAL)
------------------------------------
       from :  SUBACCOUNT(#FGDraw, CREDIT_ENHANCEMENT "FG")
        pay :  CLASS BALANCE SEQUENTIAL ("AAA")
------------------------------------
       from :  CLASS ("AAA")
        pay :  CLASS BALANCE SEQUENTIAL ("A1", "A2", "A3", "A4", "B")
------------------------------------
       from :  CLASS ("A1")
        pay :  SEQUENTIAL ("A1#1")
------------------------------------
       from :  CLASS ("A2")
        pay :  SEQUENTIAL ("A2#1")
------------------------------------
       from :  CLASS ("A3")
        pay :  SEQUENTIAL ("A3#1")
------------------------------------
       from :  CLASS ("A4")
        pay :  SEQUENTIAL ("A4#1")
------------------------------------
       from :  CLASS ("B")
        pay :  SEQUENTIAL ("B#1")

------------------------------------

Pay Insurance Premium

------------------------------------
        pay :  CLASS ENTIRETY  SEQUENTIAL  ("EXP")
------------------------------------

Deposit Reqiurwed Amounts to the Reserve Acct
------------------------------------
  calculate :  #MidBondBal3 = BBAL("A1#1","A2#1","A3#1","A4#1","B#1")
  calculate :  #RsvTargAmt1 = MIN(#MidBondBal3, MAX(#OrigNoteBal *
#RsvFlrPct, _
                              MIN(#MidBondBal3 * #RsvTargPct, #OrigNoteBal *
#RsvCapPct)))
  calculate :  #RsvDepAmt   = MAX(0.00, #RsvTargAmt1 - CREDIT_ENHANCEMENT
("SPREAD_ACCT"))
------------------------------------
       from :  CLASS ("ROOT")
 subject to :  CEILING (#RsvDepAmt)
        pay :  CREDIT_ENHANCEMENT("SPREAD_ACCT")
-------------------------------------

Pay Accelerated Principal Distribution Amount from Remaining Amounts in the Payment Account
------------------------------------
       from :  CLASS ("ROOT")
       when :  IS_TRUE (#AccPDADate)
        pay :  CLASS BALANCE SEQUENTIAL ("AAA")
------------------------------------
       from :  CLASS ("AAA")
        pay :  CLASS BALANCE SEQUENTIAL ("A1", "A2", "A3", "A4", "B")
------------------------------------
       from :  CLASS ("A1")
        pay :  SEQUENTIAL ("A1#1")
------------------------------------
       from :  CLASS ("A2")
        pay :  SEQUENTIAL ("A2#1")
------------------------------------
       from :  CLASS ("A3")
        pay :  SEQUENTIAL ("A3#1")
------------------------------------
       from :  CLASS ("A4")
        pay :  SEQUENTIAL ("A4#1")
------------------------------------
       from :  CLASS ("B")
        pay :  SEQUENTIAL ("B#1")
------------------------------------

Release Excess Amounts in the Reserve Acct to the Holders of the Residual
Interest
------------------------------------
  calculate :  #MidBondBal4 = BBAL("A1#1","A2#1","A3#1","A4#1","B#1")
  calculate :  #RsvTargAmt2 = MIN(#MidBondBal4, MAX(#OrigNoteBal * #RsvFlrPct, _
                              MIN(#MidBondBal4 * #RsvTargPct, #OrigNoteBal *
#RsvCapPct)))
  calculate :  #RsvRelAmt   = MAX(0.00, CREDIT_ENHANCEMENT("SPREAD_ACCT") -
#RsvTargAmt2)
------------------------------------
       from :  CREDIT_ENHANCEMENT("SPREAD_ACCT")
 subject to :  CEILING (#RsvRelAmt)
        pay :  AS_INTEREST ("R")
------------------------------------

Release Remaining Amounts in the Payment Account to the Holders of the Residual Interest
------------------------------------
       from :  CLASS ("ROOT")
        pay :  AS_INTEREST ("R")
------------------------------------

Other Calcs

------------------------------------
  calculate : #FGWrapBal           = BBAL("A1#1","A2#1","A3#1","A4#1","B#1")
  calculate : #LastFGBal           = #FGBal
  calculate : #FGBal               = CREDIT_ENHANCEMENT("FG")
  calculate : #FGDraw              = MAX(0, #FGBal - #LastFGBal)
------------------------------------
  calculate : #EndNoteBal = BBAL("A1#1","A2#1","A3#1","A4#1","B#1") calculate : #RsvPctCurr = CREDIT_ENHANCEMENT("SPREAD_ACCT") / #EndNoteBal * 100 calculate : #RsvPctOrig = CREDIT_ENHANCEMENT("SPREAD_ACCT") / #OrigNoteBal * 100 calculate : #OCAmt = COLL_BAL - BBAL("A1#1","A2#1","A3#1","A4#1","B#1")

------------------------------------

Schedule "CLoss_Trig_04A"
DECLARE

VALUES OK
     20040315                 0.10
     20040415                 0.20
     20040515                 0.30
     20040615                 0.50
     20040715                 0.70
     20040815                 1.05
     20040915                 1.25
     20041015                 1.40
     20041115                 1.65
     20041215                 1.80
     20050115                 2.00
     20050215                 2.20
     20050315                 2.50
     20050415                 2.70
     20050515                 2.90
     20050615                 3.10
     20050715                 3.30
     20050815                 3.50
     20050915                 3.70
     20051015                 3.90
     20051115                 4.00
     20051215                 4.10
     20060115                 4.20
     20060215                 4.30
     20060315                 4.40
     20060415                 4.50
     20060515                 4.50
     20060615                 4.60
     20060715                 4.60
     20060815                 4.70
     20060915                 4.70
     20061015                 4.80
     20061115                 4.80
     20061215                 4.80
     20070115                 4.90
     20070215                 4.90

     20070315                 4.90
     20070415                 4.90
     20070515                 4.90
     20070615                 4.90
     20070715                 4.90
     20070815                 5.00
     20070915                 5.00
     20071015                 5.00
     20071115                 5.00
     20071215                 5.00
     20080115                 5.00
     20080215                 5.00
     20080315                 5.00
     20080415                 5.00
     20080515                 5.00
     20080615                 5.00
     20080715                 5.00
     20080815                 5.00
     20080915                 5.00
     20081015                 5.00
     20081115                 5.00
     20081215                 5.00
     20090115                 5.00
     20090215                 5.00
     20090315                 5.00
     20090415                 5.00
     20090515                 5.00
     20090615                 5.00
     20090715                 5.00
     20090815                 5.00
     20090915                 5.00
     20091015                 5.00
     20091115                 5.00
     20091215                 5.00
     20100115                 5.00
     20100215                 5.00
     20100315                 5.00
     20100415                 5.00
     20100515                 5.00
     20100615                 5.00
     20100715                 5.00
     20100815                 5.00
     20100915                 5.00
     20101015                 5.00
     20101115                 5.00
     20101215                 5.00
     20110115                 5.00
     20110215                 5.00

Collateral

      Factor      --Delay--
Type   Date       P/Y    BV   Use BV for 0
  WL  20040201    9999 9999   FALSE

Pool#  Type                                        Gross  Current  Original   --Fee--             Maturity Orig

M        1    "Initial Pool"                         WL      00       WAC      14.545   ( 16677145.19 /  16677145.19);
M        2    "Initial Pool"                         WL      00       WAC      10.871   (  8648228.71 /   8648228.71);
M        3    "Initial Pool"                         WL      00       WAC      10.816   ( 20428769.92 /  20428769.92);
M        4    "Initial Pool"                         WL      00       WAC       9.176   (159688264.85 / 159688264.85);
M        5    "Initial Pool"                         WL      00       WAC       6.320   ( 68337504.79 /  68337504.79);
M        6    "Subs Pool - 0 delay"                  WL      00       WAC      14.545   (  1901753.53 /   1901753.53);
M        7    "Subs Pool - 0 delay"                  WL      00       WAC      10.871   (   986187.94 /    986187.94);
M        8    "Subs Pool - 0 delay"                  WL      00       WAC      10.816   (  2329564.49 /   2329564.49);
M        9    "Subs Pool - 0 delay"                  WL      00       WAC       9.176   ( 18209814.54 /  18209814.54);
M        10   "Subs Pool - 0 delay"                  WL      00       WAC       6.320   (  7792766.04 /   7792766.04);
M        11   "Pref Pool - 1m/PR - 3m/MM delay"      WL      00       WAC      14.545   (  8832591.19 /   8832591.19);
M        12   "Pref Pool - 1m/PR - 3m/MM delay"      WL      00       WAC      10.871   (  4580296.44 /   4580296.44);
M        13   "Pref Pool - 1m/PR - 3m/MM delay"      WL      00       WAC      10.816   ( 10819536.03 /  10819536.03);
M        14   "Pref Pool - 1m/PR - 3m/MM delay"      WL      00       WAC       9.176   ( 84574496.76 /  84574496.76);
M        15   "Pref Pool - 1m/PR - 3m/MM delay"      WL      00       WAC       6.320   ( 36193079.58 /  36193079.58);

Pool#  Type      Coupon     Factor  Balance   P/Y     BV   P/Y           BV           Term        BEGINNING OF COLLATERAL

M        1     16677145.19     1.      1.    15:42  15:42   57   NO_CHECK BALLOON   SCHED_AMORT   57 GROUP 1
M        2      8648228.71     1.      1.     35:1   35:1   36   NO_CHECK BALLOON   SCHED_AMORT   36 GROUP 1
M        3     20428769.92     1.      1.     47:0   47:0   47   NO_CHECK BALLOON   SCHED_AMORT   47 GROUP 1
M        4    159688264.85     1.      1.     59:1   59:1   60   NO_CHECK BALLOON   SCHED_AMORT   60 GROUP 1
M        5     68337504.79     1.      1.     71:0   71:0   71   NO_CHECK BALLOON   SCHED_AMORT   71 GROUP 1
M        6      1901753.53     1.      1.     57:0   57:0   57   NO_CHECK BALLOON   SCHED_AMORT   57 GROUP 2
M        7       986187.94     1.      1.     36:0   36:0   36   NO_CHECK BALLOON   SCHED_AMORT   36 GROUP 2
M        8      2329564.49     1.      1.     47:0   47:0   47   NO_CHECK BALLOON   SCHED_AMORT   47 GROUP 2
M        9     18209814.54     1.      1.     60:0   60:0   60   NO_CHECK BALLOON   SCHED_AMORT   60 GROUP 2
M        10     7792766.04     1.      1.     71:0   71:0   71   NO_CHECK BALLOON   SCHED_AMORT   71 GROUP 2
M        11     8832591.19     1.      1.     57:0   57:0   57   NO_CHECK BALLOON   SCHED_AMORT   57 GROUP 3  PREFUND 1 at 1
M        12     4580296.44     1.      1.     36:0   36:0   36   NO_CHECK BALLOON   SCHED_AMORT   36 GROUP 3  PREFUND 1 at 1
M        13    10819536.03     1.      1.     47:0   47:0   47   NO_CHECK BALLOON   SCHED_AMORT   47 GROUP 3  PREFUND 1 at 1
M        14    84574496.76     1.      1.     60:0   60:0   60   NO_CHECK BALLOON   SCHED_AMORT   60 GROUP 3  PREFUND 1 at 1
M        15    36193079.58     1.      1.     71:0   71:0   71   NO_CHECK BALLOON   SCHED_AMORT   71 GROUP 3  PREFUND 1 at 1